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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 27, 2007

                     TBW Mortgage-Backed Trust Series 2007-1
                     ---------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-130373-24

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-130373

                     Taylor, Bean & Whitaker Mortgage Corp.
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             (Exact name of the sponsor as specified in its charter)

           Delaware                                  06-1204982
           --------                                  ----------
(State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
        Incorporation)


  1285 Avenue of the Americas
  New York, New York                                    10019
  ----------------------------                        ----------
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8

Item 8.01.   Other Events.

Filing of Certificate Guaranty Insurance Policies.


Item 9.01.   Financial Statements and Exhibits.

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Not applicable.

       (d)   Exhibits.

     99.1 Certificate Guaranty Insurance Policy No. 492470 for the TBW Mortgage-Backed Trust Series 2007-1 Mortgage-Backed
             Pass-Through Certificates, Series 2007-1, $38,693,000 initial Class Principal Balance, Class A-7A Certificates.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MORTGAGE ASSET SECURITIZATION
                                    TRANSACTIONS, INC.



                                    By: /s/ Glenn McIntyre
                                       --------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Executive Director

                                    By: /s/ Jennie Tom
                                       --------------------------------
                                       Name:  Jennie Tom
                                       Title: Associate Director


Dated:  March 14, 2007


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                                 EXHIBIT INDEX


Exhibit No.                         Description

99.1 Certificate Guaranty Insurance Policy No. 492470 for the TBW Mortgage-Backed Trust Series 2007-1 Mortgage-Backed Pass-Through Certificates, Series 2007-1, $38,693,000 initial Class Principal Balance, Class A-7A Certificates.